Execution Version

AMENDMENT NO. 9 TO CREDIT AGREEMENT

AMENDMENT NO. 9 TO CREDIT AGREEMENT, dated as of April 7, 2022 (this “Amendment”), between AVANTOR FUNDING, INC., a Delaware corporation (the “Borrower”) and GOLDMAN SACHS BANK USA, as administrative agent and collateral agent (in such capacity and including any permitted successor or assign, the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent and certain other parties entered into a Credit Agreement dated as of November 21, 2017 (as amended by Amendment No. 1 to Credit Agreement, dated as of November 27, 2018, as amended by Amendment No. 2 to Credit Agreement, dated as of June 18, 2019, as amended by Amendment No. 3 to Credit Agreement, dated as of January 24, 2020, as amended by Amendment No. 4 to Credit Agreement, dated as of July 14, 2020, as amended by Amendment No. 5 to Credit Agreement, dated as of November 6, 2020, as amended by Amendment No. 6 to Credit Agreement, dated as of June 10, 2021, as amended by Amendment No. 7 to Credit Agreement, dated as of July 7, 2021, as amended by Amendment No. 8 to the Credit Agreement, dated as of November 1, 2021 and as further amended, restated, amended and restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement (as amended by this Amendment));

WHEREAS, Section 10.01 of the Credit Agreement permits the Credit Agreement to be amended solely with the consent of the Administrative Agent and the Borrower without the need to obtain the consent of any other Lender if such amendment is delivered in order (A) to correct or cure ambiguities, errors, omissions or defects or (B) to effect administrative changes of a technical or immaterial nature, and in each case of clauses (A) and (B), such amendment shall become effective without any further action or the consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Amendments

Subject to the occurrence of the Amendment No. 9 Effective Date, the Credit Agreement is hereby amended as follows:

(i)The following definitions are hereby added in the appropriate alphabetical order to Section 1.01 of the Credit Agreement:

“Amendment No. 9” means Amendment No. 9 to this Agreement dated as of April 7, 2022.

“Amendment No. 9 Effective Date” means April 7, 2022.

(ii)The definition of “Eurocurrency Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the period at the end thereof with “; and” and to include the following clause (c) at the end thereof:

“(c) with respect to any Eurocurrency Rate Loan denominated in euro, the EURIBO Rate.”

(iii)The definition of “Eurocurrency Rate Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on clause (a) or (c) of the definition of “Eurocurrency Rate”. Eurocurrency Rate Revolving Credit Loans may be denominated in any Approved Currency.

(iv)The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “(x) Amendment No. 9,” after the text “(ix) Amendment No. 8,” appearing in such definition and updating the numbering appearing thereafter.

ARTICLE II

Conditions to Effectiveness

Section 2.1.    This Amendment shall become effective on the date (the “Amendment     No. 9 Effective Date”) on which:

(a)The Administrative Agent (or its counsel) shall have received from (i) the Administrative Agent (it being understood that the Administrative Agent shall only execute this Amendment if the Lenders shall have received at least five (5) Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five (5) Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to this Amendment) and (ii) the Borrower, a counterpart of this Amendment signed on behalf of such party.

(b)All reasonable costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent) of the Administrative Agent in connection with this Amendment and the transactions contemplated hereby shall have been paid as separately agreed in writing, to the extent invoiced at least one business day prior to the Amendment No. 9 Effective Date.

ARTICLE III

Representations and Warranties.

Section 3.1.    The Borrower represents and warrants that:

(a)Organization; Power. The Borrower (i) is duly organized or incorporated, validly existing and, to the extent such concept is applicable in the corresponding jurisdiction, in good standing under the laws of the jurisdiction of its organization or incorporation and (ii) has all requisite organizational or constitutional power and authority to execute and deliver this Amendment and perform its obligations under the Credit Agreement as amended by this Amendment, and the other Loan Documents to which it is a party.

(b)Authorization; Enforceability. This Amendment has been duly authorized by all necessary corporate, shareholder or other organizational action by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, as applicable, enforceable in accordance with its terms, except as such enforceability may be limited by the Enforcement Qualifications.

ARTICLE IV

Miscellaneous

Section 4.1.    Effect of Amendment.

(a)On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, mean and are a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(b)The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the respective Obligations of Holdings, the Borrower and the other Loan Parties under the Loan Documents, in each case as the Credit Agreement is amended by this Amendment.

(c)The execution, delivery and effectiveness of this Amendment does not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.

Section 4.2. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the other Loan Documents and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution”, “signed”, “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Requirements of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 4.3. GOVERNING LAW, ETC. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF

NEW YORK. The provisions of Sections 10.15(b) and 10.16 of the Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis.

Section 4.4. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or be taken into consideration in interpreting, this Amendment.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

AVANTOR FUNDING, INC.,
                     as Borrower

[Signature Page to Amendment No. 9]

Accepted and Acknowledged:

GOLDMAN SACHS BANK USA, as Administrative                     . Agent

By:                 Name:    Luke Qiu
Title:    Authorized Signatory

[Signature Page to Amendment No. 9]